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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 26, 1996

                 FRESENIUS NATIONAL MEDICAL CARE HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)

                                    New York
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                 (State or other jurisdiction of incorporation)

             1-3720                                    13-3461988
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     (Commission File Number)                (IRS Employer Identification No.)


 Two Ledgemont Center, 95 Hayden Avenue     Lexington, Massachusetts      02173
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    (Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code:     (617) 402-9000
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        Reservoir Place, 1601 Trapelo Road, Waltham, Massachusetts 02154
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          (Former name or former address, if changed since last report)
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ITEM 5.      OTHER EVENTS

         On November 27, 1996, the Registrant's parent company, Fresenius Medical Care AG, completed a global offering of 5 million Preference Shares (in the form of Preference Shares and American Depositary Shares), and a concurrent offering of 9% Trust Preferred Securities issued by Fresenius Medical Care Capital Trust, a Delaware business trust, which securities are backed by senior subordinated notes of Fresenius Medical Care AG. The Preference Shares are listed on the Frankfurt Stock Exchange and the American Depositary Shares representing the Preference Shares are listed on the New York Stock Exchange, Inc. The net proceeds of the offerings -- approximately $731 million -- were used to repay indebtedness of National Medical Care, Inc. ("NMC") under its bank credit agreement and for general corporate purposes.

         On November 26, 1996, NMC and Fresenius Medical Care AG entered into an amendment to the Credit Agreement dated as of September 27, 1996 by and among NMC, certain subsidiaries and affiliates, the lenders named therein, Nationsbank N.A., The Bank of Nova Scotia, The Chase Manhattan Bank and Dresdner Bank AG (the "NMC Credit Agreement") to clarify certain provisions of such agreement (the "Amendment"). A copy of the Amendment is incorporated herein by reference.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)     Financial Statements of Businesses Acquired

             Not applicable.

     (b)     Pro Forma Financial Information

             Not applicable.

     (c)     Exhibits

             Exhibit 4.1        Amendment, dated as of November 26, 1996
                               (amendment to the Credit Agreement dated as
                                of September 27, 1996).


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

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                                                     FRESENIUS NATIONAL MEDICAL
                                                     CARE HOLDINGS, INC.

DATE:  December 16, 1996                             By: /s/ Dr. Ben J. Lipps
                                                         --------------------
                                                         Name: Dr. Ben J. Lipps
                                                         Title: President


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                                  EXHIBIT INDEX

             Exhibit 4.1             Amendment, dated as of November 26, 1996
                                    (amendment to the Credit Agreement dated as
                                     of September 27, 1996).